UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2023

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Special Meeting was held on Wednesday, April 12, 2023. On the record date of February 22, 2023, there were 5,798,816 shares issued, outstanding and eligible to vote, of which 4,215,832 shares, or 72.70%, were represented at the Special Meeting either in person or by proxy.

The results of matters voted upon are presented below:

(1)	To approve the Agreement and Plan of Merger (the “merger agreement”), by and among NBT Bancorp Inc. (“NBT”), NBT Bank, National Association, a federally-chartered national banking association and wholly owned subsidiary of NBT (“NBT Bank”), Salisbury Bancorp, Inc. (“Salisbury”) and Salisbury Bank and Trust Company, a Connecticut-chartered bank and wholly owned subsidiary of Salisbury (“Salisbury Bank”), dated as of December 5, 2022, pursuant to which (i) Salisbury will merge with and into NBT, with NBT as the surviving entity, and (ii) Salisbury Bank will merge with and into NBT Bank, with NBT Bank as the surviving entity (the “merger”).

Votes For	Votes Against	Abstentions	Broker Non-votes
3,881,639	310,972	23,221	0

(2)	To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of Salisbury in connection with the merger.

Votes For	Votes Against	Abstentions	Broker Non-votes
3,491,152	644,735	79,945	0

Completion of the merger is subject to receipt of regulatory approval and the satisfaction of the remaining customary closing conditions contained in the merger agreement.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 13, 2023, issued by Salisbury Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: April 13, 2023	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer